UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2020

LSC COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)
001-37729 (Commission File Number)		36-4829580 (IRS Employer Identification No.)
191 North Wacker Drive, Suite 1400 Chicago, Illinois (Address of Principal Executive Offices)		60606 (Zip Code)

(773) 272-9200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 16, 2020, LSC Communications, Inc. (the “Company”) and its subsidiary guarantors entered into an Instrument of Resignation, Appointment and Acceptance (the “Instrument”), with Wells Fargo Bank, National Association, as resigning trustee (the “Resigning Trustee”), and Wilmington Trust, National Association, as successor trustee (the “Successor Trustee”), relating to the indenture governing the Company’s 8.750% Senior Secured Notes due 2023 (the “Indenture”).

The Instrument provides, among other things, that the Resigning Trustee confirms, assigns, transfers, delivers and conveys to the Successor Trustee all rights, powers, trusts, duties and obligations of the Resigning Trustee under the Indenture and other related documents, that the Resigning Trustee resigns as Trustee, Registrar, Custodian, Paying Agent, Transfer Agent and Collateral Agent under the Indenture, and that the Successor Trustee accepts its appointment as Trustee under the Indenture and assumes all the rights, powers, trusts, duties and obligations of the Trustee under the Indenture, and accepts its appointment as Registrar, Custodian, Paying Agent, Transfer Agent and Collateral Agent under the Indenture.

The foregoing description of the Instrument does not purport to be complete and is qualified in its entirety by reference to the Instrument filed as Exhibit 4.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

4.1

Instrument of Resignation, Appointment and Acceptance, dated as of June 16, 2020, among LSC Communications, Inc., a Delaware corporation, the Subsidiary Guarantors party thereto, Wilmington Trust, National Association and Wells Fargo Bank, National Association.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSC Communications, Inc.

Date: June 19, 2020	By:	/s/ Suzanne S. Bettman
	Name:	Suzanne S. Bettman
	Title:	Secretary; Chief Compliance Officer; General Counsel